UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 27, 2018

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Binney Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip code)

(617) 621-7722
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On June 27, 2018, Ironwood Pharmaceuticals, Inc. (“Ironwood”) determined the initial organizational designs of the two new businesses, including employees’ roles and responsibilities, in connection with Ironwood’s intent to separate its soluble guanylate cyclase business from its commercial and gastrointestinal business. As part of this process, Ironwood has commenced implementation of a reduction in its workforce by approximately 40 employees.  Ironwood’s field-based sales force is excluded from the workforce reduction.  Following the changes, Ironwood expects to have approximately 630 full-time employees.

Ironwood estimates that, in connection with the reduction in its workforce, it will incur incremental aggregate charges of approximately $5.0 million to approximately $5.5 million to be recorded in the statement of operations for one-time employee severance and benefit costs, of which approximately 75% are expected to result in cash expenditures. Ironwood committed to the course of action on June 27, 2018, and expects to substantially complete the reduction in its workforce during the year ending December 31, 2018.

This Current Report on Form 8-K contains forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about the intent to separate Ironwood’s soluble guanylate cyclase business from its commercial and gastrointestinal business and the initial organizational designs of the two new businesses; the cause, size, timing and impact of the reduction in workforce and related activities; the functional source within Ironwood of the positions eliminated in such reduction; the expected size of Ironwood’s workforce following such reduction; the estimated charges and costs expected to be incurred in connection with such reduction; and the percent of such charges expected to result in cash expenditures. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include those related to the possibility that Ironwood may not complete the separation on the terms or timeline currently contemplated if at all, achieve the expected benefits of the separation, and that the separation could harm Ironwood’s business, results of operations and financial condition; difficulties in and effect of implementing the reduction in workforce, such as claims arising out of the reduction; risks related to the difficulty of predicting the financial impact or timing of Ironwood’s reduction in workforce, including the risk that the actual financial and other impacts of the reduction could vary materially from the outcomes anticipated; and the risks listed under the heading “Risk Factors” and elsewhere in Ironwood’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, and in Ironwood’s subsequent SEC filings. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and Ironwood undertakes no obligation to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Pharmaceuticals, Inc.

Dated: June 27, 2018	By:	/s/ Gina Consylman
	Name:	Gina Consylman
	Title:	Senior Vice President, Chief Financial Officer